Summary Prospectus
May 2, 2011
SunAmerica Series Trust
Growth Opportunities Portfolio
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 2, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/fundprospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.87%	1.02%	1.12%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$89	$278	$482	$1,073
Class 2 Shares	104	325	563	1,248
Class 3 Shares	114	356	617	1,363
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertibles securities (up to 5% below investment grade), rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (REITs).
The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the

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Growth Opportunities Portfolio
company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.
Small Companies Risk. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective June 1, 2010, Invesco Advisers, Inc. assumed subadvisory duties of the Portfolio. From November 1, 2005 until June 1, 2010, Morgan Stanley Investment Management Inc. was subadviser to the Portfolio. Prior to November 1, 2005, SunAmerica Asset Management Corp. managed the Portfolio.

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Growth Opportunities Portfolio
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2011 was 10.39%.
Average Annual Total Returns (For the periods ended December 31, 2010)

			Since Inception
	1	5	Class 1	Since Inception	Since Inception
	Year	Years	(7/5/00)	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	24.26%	5.38%	-2.13%	N/A	N/A
Class 2 Shares	24.25%	5.23%	N/A	1.12%	N/A
Class 3 Shares	24.06%	5.13%	N/A	N/A	9.34%
Russell 2000® Growth Index	29.09%	5.30%	3.78%	4.82%	11.53%
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Invesco Advisers, Inc.
Portfolio Managers

	Portfolio Manager of the
Name	Portfolio Since	Title
Matthew Hart	2010	Lead Portfolio Manager
Justin Speer	2010	Portfolio Manager
Purchases and Sales of Portfolio Shares
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information
The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment options for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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